UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 13, 2005

Lightbridge, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-21319	04-3065140
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

30 Corporate Drive, Burlington, Massachusetts		01803
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-359-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On December 13, 2005, we announced that we had concluded our investigation of possible strategic alternatives for its Telecom Decisioning Services (TDS) business.

A copy of the press release issued by Lightbridge on December 13, 2005, entitled "Lightbridge Announces Update on Strategic Review - Concludes Investigation of Strategic Alternatives for Telecom Unit" is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by referenced herein.

On December 13, 2005, we also reaffirmed our revenue and earnings guidance given on October 26, 2005.

A copy of the press release issued by Lightbridge on December 13, 2005, entitled "Lightbridge Reaffirms Guidance for Fourth Quarter 2005 - Company Expects Revenue and EPS to be Inline With Guided Range" is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by referenced herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lightbridge, Inc.

December 14, 2005	By:	Timothy C. O'Brien

Name: Timothy C. O'Brien
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release entitled "Lightbridge Announces Update on Strategic Review - Concludes Investigation of Strategic Alternatives for Telecom Unit"
99.2	Press Release entitled "Lightbridge Reaffirms Guidance for Fourth Quarter 2005 - Company Expects Revenue and EPS to be Inline With Guided Range"